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                                                          Exhibit 10.10


                              PROMISSORY NOTE
                              ---------------


FOR VALUE RECEIVED, ---------- (the "Promissor") hereby promises to pay to the order of LANDSTAR SYSTEM, INC. (the "Lender") the sum of -------------------- Dollars ($xx,xxx.xx) ("the "Loan") on or before ---------- plus interest on the unpaid principal balance hereof from ------------, at the annual rate of seven percent (7%) as provided herein on demand. The principal shall be repaid on the fifth anniversary of this note, ---------- or sooner as provided herein. Interest shall be repayable annually on the anniversary date of the note, except that interest shall be forgiven each year on the anniversary date of this note if the Promissor is still employed by the Lender. In the event Borrower is terminated as an employee of Landstar System, Inc., (Landstar System, Inc. or any affiliate of Landstar System, Inc.) for any reason, the entire amount (principal and interest) then remaining due shall be repaid in full within thirty (30) days of termination date.

The purpose of this Note is to fund payment by Promissor of federal alternative minimum tax liability of Promissor and is repayable when the alternative minimum tax credit carry forward is utilized by Promissor or upon the expiration of five (5) years from the date of this Note, whichever first occurs. Promissor is required and does hereby agree to annually submit completed, as filed federal tax returns to Lender for purposes of verification of AMT credit carry forward utilization until such time as the herein Note is fully paid and satisfied.

The Lender and the Promissor further agree to waive demand, notice of nonpayment and protest; and in case suit shall be brought for the collection hereof, or the same has to be collected upon demand of an attorney, to pay reasonable attorney's fees for making such collection. The Lender and the Promissor shall remain liable for any deficiency with legal interest. The Loan (i) may not be assigned by Promissor without the written consent of the Lender, (ii) is binding upon the Borrower's successors and heirs, and (iii) shall be governed by and construed in accordance with the laws of the State of Florida.

The Lender may, on notice to the Promissor, convey its interest in the Loan to any entity in which the Lender has an equity interest, in which case reference herein to "Lender" shall be deemed to refer to such entity.


Dated:  ----------------------------

                                                    ------------------------
                                                    Typed Name:


Acknowledged and Agreed:

LANDSTAR SYSTEM, INC.


By:----------------------
Name:
Title:

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